Land Use Rights, Net	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Land Use Rights, Net

7. LAND USE RIGHTS, NET

	2022	2023
	(RMB in thousands)
Gross carrying amount	1,032,000	1,032,000
Accumulated amortization	(100,333)	(134,733)
Net carrying amount	931,667	897,267

Land use rights represent the land use rights acquired for the purpose of constructing offices. In 2020, the Group obtained the land use rights from local authorities with a cash consideration of RMB1.0 billion, which is being amortized on a straight-line basis over the term of the land use right period, approximately 30 years. The Group has made the first installment payment of RMB516 million in February 2020, and the second installment payment of RMB516 million in February 2021.

Amortization expense related to land use rights for each of the three years in the period ended December 31, 2023 is RMB34.4 million. The land use rights were pledged for the long-term borrowing of the Group. Refer to Note 11. Borrowings.

As of December 31, 2023, amortization expenses for future periods are estimated to be as follows:

2023
(RMB in thousands)
2024	34,400
2025	34,400
2026	34,400
2027	34,400
2028	34,400
Thereafter	725,267
Total expected amortization expenses	897,267